Exhibit 10.3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Section 200.80(b)(4) and Rule 406 of the

Securities Act of 1933, as amended

National Institutes of Health

FIRST AMENDMENT TO L-077-2015/0

This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and Kite Pharma, Inc. having an effective date of December 31, 2014 and having NIH Reference Number L-077-2015/0 (“Agreement”).  This First Amendment, having NIH Reference Number L‑077‑2015/1, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and Kite Pharma, Inc., having an office at 2225 Colorado Avenue, Santa Monica, CA 90404 (the “Licensee”).  This First Amendment includes, in addition to the amendments made below, a Signature Page.

Whereas, the NIH and the Licensee desire that the Agreement be amended a first time as set forth below in order to allow the Licensee to grant more than one sublicense per country.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	Paragraph 4.5 is deleted in its entirety.

2)	Paragraph 1 on the first page of the Agreement shall be replaced in its entirety with the following:

“[…***…]; and all the subsequent patent applications related to this invention.”

3)	Paragraph I in Appendix A of the Agreement shall be replaced in its entirety with the following:

“[…***…]; and all the subsequent patent applications related to this invention.”

4)	All terms and conditions of the Agreement not herein amended remain binding and in effect.
5)

The terms and conditions of this First Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

6)	This First Amendment is effective upon December 31, 2014.

SIGNATURES BEGIN ON NEXT PAGE

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FIRST AMENDMENTTO L-077-2015/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

/s/ Steven M. Ferguson________________________________6/11/15_______________

Steven M. Ferguson	Date

Deputy Director, Licensing & Entrepreneurship

Office of Technology Transfer

National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland  20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Arie Belldegrun__________6/15/15

Signature of Authorized OfficialDate

Arie Belldegrun

Printed Name

Chairman, President and Chief Executive Officer

I.	Official and Mailing Address for Agreement notices:

Arie Belldegrun
Name

Chairman, President and Chief Executive Officer
Title

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Mailing Address

Kite Pharma, Inc.

2225 Colorado Avenue

Santa Monica, CA 90404

Email Address:arie@kitepharma.com

Phone:310-622-9093

Fax:310-824-9994

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Arie Belldegrun
Name

Chairman, President and Chief Executive Officer
Title

Mailing Address

Kite Pharma, Inc.

2225 Colorado Avenue

Santa Monica, CA 90404

Email Address:arie@kitepharma.com

Phone:310-622-9093

Fax:310-824-9994

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801‑3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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